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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: October 5, 2005
             Date of Earliest Event Reported: October 5, 2005


                     The Pep Boys - Manny, Moe & Jack
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         (Exact name of registrant as specified in charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01    Entry Into a Material Definitive Agreement

On October 5, 2005, The Pep Boys - Manny, Moe & Jack (the "Company") issued a press release announcing the reassignment of certain members of its management team. Mark L. Page became Senior Vice President - Parts & Tires and Joseph A. Cirelli became Senior Vice President - Service.

In connection therewith, the Company amended its Non-Competition Agreement with Mr. Page to extend the post-employment covenant period thereunder from one to
one and one-half years.   In exchange for such covenants against competition,
Mr. Page's severance benefits were expanded to provide him with (i) a severance payment equal to one and one-half years base salary and (ii) the option to elect to receive his Executive Supplemental Retirement Plan defined benefit payment in a lump sum on his termination date (subject to the then current
discount rate).   These severance benefits are payable upon (a) termination by the Company without cause or (b) upon Mr. Page's resignation, for any or no reason, effective February 3, 2007.

As an Officer of the Company, Mr. Cirelli was already a party to the Company's standard Non-Competition Agreement. This agreement provides for customary covenants against competition during employment and one year thereafter in exchange for a severance payment equal to one years base salary upon termination by the Company without cause.


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Item 9.01   Financial Statements and Exhibits

     Exhibit 99.1 Non-Competition Agreement, dated October 5, 2005, between the Company and Mark L. Page



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Harry F. Yanowitz
                               --------------------------------------
                               Harry F. Yanowitz
                               Senior Vice President and Chief Financial
                               Officer


Date:  October 5, 2005

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